UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

MoneyGram International, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood Street, 15th Floor Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 999-7552

Not applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On February 25, 2020, MoneyGram International, Inc. (the “Company”) entered into an Amendment to Amendment to and Extension of DPA Agreement (the "Amendment") with the U.S. Department of Justice, Criminal Division, Money Laundering and Asset Recovery Section and the U.S. Attorney’s Office for the Middle District of Pennsylvania (collectively, the “Government”) to amend Paragraph 11 of the Amendment to and Extension of Deferred Prosecution Agreement (the “Amended DPA”) previously entered into on November 8, 2018. Under the Amendment, the Company’s deadline to make the final $55 million payment to the Government pursuant to the Amended DPA has been extended to November 8, 2020.  The Company has requested that the Government reduce the amount and further extend the final deadline for the Company’s final payment under the Amended DPA to May 8, 2021. The Government has agreed to extend the $55 million payment to November 8, 2020 to provide additional time to consider the basis for extending the payment due date to May 8, 2021 and potentially reducing the final payment amount.  MoneyGram cannot predict whether the Government will make any additional changes to the terms of the Amended DPA and the Company ultimately may be required to pay $55 million to the Government on November 8, 2020.
As previously disclosed, the Amended DPA amended and extended the original Deferred Prosecution Agreement (“DPA”) dated November 9, 2012 by and between the Company and the Government.  A Stipulated Order for Compensatory Relief and Modified Order for Permanent Injunction (the “Consent Order”) with the Federal Trade Commission (“FTC”) was also entered by the Company with the Amended DPA. The DPA, Amended DPA and Consent Order are collectively referred to herein as the “Agreements.”
No other terms of the Agreements were amended as part of the February 25, 2020 Amendment.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment to Amendment to And Extension of Deferred Prosecution Agreement.
99.1	Joint Notice of Amendment to Amendment to And Extension of Deferred Prosecution Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Robert L.Villaseñor
Name:	Robert L.Villaseñor
Title:	General Counsel and Corporate Secretary
Date:    February 25, 2020